EXHIBIT 32.1
NATIONAL INTERSTATE CORPORATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002
I, Alan R. Spachman, Chairman of the Board and President of National Interstate Corporation (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the quarterly report on Form 10-Q of the Company for the period ended September 30, 2005 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 8, 2005
/s/ Alan R. Spachman
Name: Alan R. Spachman
Title: Chairman of the Board and President
A signed original of this written statement will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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